100 Liverpool Street London EC2M 2RH Tel. +44-20-7567-6266 or 6197 Fax. +44-20-7567-299

EXECUTION VERSION

Date:	June 21, 2019

To	CM Finance Inc., as successor to CM Finance LLC (“Counterparty”)

Attention:	Christopher E. Jansen and Rocco DelGuercio

Fax No:	(212) 380-5915

From:	UBS AG, London Branch (“UBS”)

Re:	Termination of Total Return Swap Transactions

LETTER AGREEMENT RELATING TO TOTAL RETURN SWAP TRANSACTIONS

Reference is made to:

(A)

the letter agreement (the “Class A TRS Confirmation”) evidencing the total return swap transaction originally dated as of May 23, 2013 (as amended and restated from time to time) between UBS and Counterparty with respect to the Total Return Swap Transaction for which the Reference Obligation is the Class A Notes (each as defined therein) issued from time to time by CM Finance SPV Ltd.;

(B)

the letter agreement (the “Class A-R TRS Confirmation”) evidencing the total return swap transaction originally dated as of May 23, 2013 (as amended and restated from time to time) between UBS and Counterparty with respect to the Total Return Swap Transaction for which the Reference Obligation is the Class A-R Notes (each as defined therein) issued from time to time by CM Finance SPV Ltd.; and

(C)

the ISDA Master Agreement (Multicurrency-Cross Border), dated as of May 20, 2013 (as amended and restated from time to time, the “Master Agreement”), between UBS and Counterparty, including the ISDA Schedule (the “ISDA Schedule”) and Credit Support Annex thereto (the “Credit Support Annex”), each dated as of May 20, 2013 (as amended and restated from time to time) between UBS and Counterparty.

(The Class A TRS Confirmation and the Class A-R TRS Confirmation are collectively, the “TRS Confirmations”).

Nothing in this letter agreement shall be construed as a waiver of any rights that UBS or Counterparty may have with respect to the TRS Confirmations.

In consideration of the mutual agreements contained in this letter agreement, the parties hereto agree as follows:

1.	Termination of Class A TRS Confirmation

Notwithstanding anything to the contrary in the Class A TRS Confirmation, the ISDA Schedule and the Credit Support Annex:

a)

“Termination Date”: The Transaction entered into under the Class A TRS Confirmation shall be terminated and the “Termination Date” shall be deemed (notwithstanding the definition of “Termination Date” therein) to have occurred on the date hereof;

b)	Pay-off and deemed return of Pledged Notes: Following:

(i)     the return by UBS to Counterparty of the Posted Collateral (if any) held by UBS immediately prior to the date hereof, excluding the Pledged Notes (as defined in the Class A TRS Confirmation), which are deemed to be returned to Counterparty upon the entry into by Counterparty and UBS into the Confirmation in respect of Repurchase Transaction dated as of the date hereof between CM Finance Inc. and UBS with respect to which the Purchased Securities (as defined therein) are the Class A Notes (the “Class A Repo Confirmation”);

(ii)     the payment by UBS to CM Finance SPV Ltd. of U.S.$20,000,000 representing the purchase price of the Class A-2 Notes payable by CM Finance Inc. under the Class A-2 Subscription Agreement dated as of the date hereof between CM Finance Inc. and CM Finance SPV Ltd.1 by wire transfer in freely transferable funds, free and clear of, and without reduction by reason of, any set-off, counterclaim, deduction or withholding whatsoever (including, without limitation, any deduction or withholding in respect of taxes, unless such withholding or deduction is required by law);

(iii)    the payment by Counterparty to UBS of all accrued and unpaid First Floating Amounts in an amount equal to U.S.$522,308.09 by wire transfer in freely transferable funds, free and clear of, and without reduction by reason of, any set-off, counterclaim, deduction or withholding whatsoever (including, without limitation, any deduction or withholding in respect of taxes, unless such withholding or deduction is required by law); and

(iv)     the payment by UBS to Counterparty of the UBS Fixed Amounts with respect to (x) the Fixed Amount Payer Calculation Period beginning on and including May 15, 2019, and (y) the Fixed Amount Payer Calculation Period beginning on and including June 15, 2019, both of which are deemed to be paid by UBS to Counterparty upon the entry into by Counterparty and UBS into the Class A Repo Confirmation, all obligations of each of UBS and Counterparty in respect of the Transaction under the Class A TRS Confirmation shall be deemed to have been paid and satisfied in full (except any obligations (the “Class A Surviving Obligations”) that may arise under Clause 8(b) of the Class A TRS Confirmation or Section 2(d)(ii) of the Master Agreement);

c)

Release of security: Following the completion of each of the actions in clause 1(b) above, each of UBS and Counterparty agrees to the release of all liens created, evidenced, or conferred by or pursuant to the Credit Support Annex and Section 9 of the Class A TRS Confirmation;

d)

Discharge of obligations: Except for the Class A Surviving Obligations, notwithstanding any notice or consent requirements or other provisions to the contrary contained in the Class A TRS Confirmation, the ISDA Schedule or the Credit Support Annex, the Class A TRS Confirmation is hereby terminated in full and each of the parties to the Class A TRS Confirmation shall have no remaining duties or obligations under the Class A TRS Confirmation with respect to the other party under the Class A TRS Confirmation, all of which shall be deemed to have been fully satisfied and discharged; and

e)

No further claims: Except with respect to any Class A Surviving Obligations, UBS and Counterparty each releases the other party from and agrees not to make any claim against the other with respect to obligations under the Transaction under the Class A TRS Confirmation that arise and are to be performed after the “Termination Date” (as defined therein).

2.	Termination of Class A-R Transaction Confirmation

Notwithstanding anything to the contrary in the Class A-R TRS Confirmation, the ISDA Schedule and the Credit Support Annex:

a)

“Termination Date”: The Transaction entered into under the Class A-R TRS Confirmation shall be terminated and the “Termination Date” shall be deemed (notwithstanding the definition of “Termination Date” therein) to have occurred on the date hereof;

b)	Pay-off and deemed return of Pledged Notes: Following:

(i)     the return by UBS to Counterparty of the Posted Collateral (if any) held by UBS immediately prior to the date hereof, excluding the Pledged Notes (as defined in the Class A TRS Confirmation), which are deemed to be returned to Counterparty upon the entry into by Counterparty and UBS into the Confirmation in respect of Repurchase Transaction dated as of the date hereof between CM Finance Inc. and UBS with respect to which the Purchased Securities (as defined therein) are the Class A-R Notes (the “Class A-R Repo Confirmation”);

(ii)     the delivery by UBS to U.S. Bank National Association (the “Trustee”) of all certificated Class A-R Notes held by UBS on the date hereof;

(iii)     the delivery by Counterparty to the Trustee of all certificated Class A-R Notes (if any) held by Counterparty on the date hereof (including any Class A-R Notes returned to Counterparty pursuant to clause 2(b)(i) above);

(iv)     the payment by Counterparty to UBS of all accrued and unpaid First Floating Amounts in an amount equal to U.S.$190,638.41 by wire transfer in freely transferable funds, free and clear of, and without reduction by reason of, any set-off, counterclaim, deduction or withholding whatsoever (including, without limitation, any deduction or withholding in respect of taxes, unless such withholding or deduction is required by law); and

(v)     the payment by UBS to Counterparty of the UBS Fixed Amounts with respect to (x) the Fixed Amount Payer Calculation Period beginning on and including May 15, 2019, and (y) the Fixed Amount Payer Calculation Period beginning on and including June 15, 2019, both of which are deemed to be paid by UBS to Counterparty upon the entry into by Counterparty and UBS into the Class A-R Repo Confirmation, all obligations of each of UBS and Counterparty in respect of the Transaction under the Class A-R TRS Confirmation shall be deemed to have been paid and satisfied in full (except any obligations (the “Class A-R Surviving Obligations”) that may arise under Clause 8(b) of the Class A-R TRS Confirmation or Section 2(d)(ii) of the Master Agreement);

c)

Release of security: Following the completion of each of the actions in clause 2(b) above, each of UBS and Counterparty agrees to the release of all liens created, evidenced, or conferred by or pursuant to the Credit Support Annex and Section 9 of the Class A-R TRS Confirmation;

d)

Discharge of obligations: Except for the Class A-R Surviving Obligations, notwithstanding any notice or consent requirements or other provisions to the contrary contained in the Class A-R TRS Confirmation, the ISDA Schedule or the Credit Support Annex, the Class A-R TRS Confirmation is hereby terminated in full and each of the parties to the Class A-R TRS Confirmation shall have no remaining duties or obligations under the Class A-R TRS Confirmation with respect to the other party under the Class A-R TRS Confirmation, all of which shall be deemed to have been fully satisfied and discharged; and

e)

No further claims: Except with respect to any Class A-R Surviving Obligations, UBS and Counterparty each releases the other party from and agrees not to make any claim against the other with respect to obligations under the Transaction under the Class A-R TRS Confirmation that arise and are to be performed after the “Termination Date” (as defined therein).

This letter agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all oral communications and prior writings (except as otherwise provided herein) with respect thereto.

This letter agreement may be executed and delivered (including by fax) in counterparts, each of which when executed shall constitute an original but all the counterparts shall together constitute one and the same instrument.

This letter shall be construed in accordance with, and this letter and all matters arising out of or relating in any way whatsoever to this letter (whether in contract, tort or otherwise) shall be governed by, the law of the State of New York.

100 Liverpool Street London EC2M 2RH Tel. +44-20-7567-6266 or 6197 Fax. +44-20-7567-299

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this letter agreement and returning it to us at the contact information listed above.

Yours faithfully

For and on behalf of

UBS AG, LONDON BRANCH

By:	By:
Name:	Name:
Title:	Title:

Acknowledged and agreed by CM Finance Inc. as of the date specified above.

CM FINANCE INC.,
as Counterparty

By:
Name:
Title: